Prospectus supplement dated August 6, 2014
to the following prospectus(es):
Market Street VIP/2 Annuity (NLAIC) prospectus dated May 1, 2008
Market Street VIP/2 Annuity (NLIC) prospectus dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
DWS Variable Series I - DWS Core Equity VIP	Sub-advisor: There is no Sub-advisor for this fund
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund	Sub-advisor: Dimensional Fund Advisors LP; JPMorgan Investment Management Inc.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund	Sub-advisor: Epoch Investment Partners, Inc.; JPMorgan Investment Management Inc.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund	Sub-advisor: Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; OppenheimerFunds, Inc.; Putnam Investment Management, LLC
2) The prospectus offers the following underlying mutual funds as investment options under the contract. Effective August 11, 2014, the name of the investment options will be updated as indicated below:
CURRENT NAME	UPDATED NAME
DWS Variable Series I - DWS Bond VIP: Class A	Deutsche Variable Series I - Deutsche Bond VIP: Class A
DWS Variable Series I - DWS Core Equity VIP: Class A	Deutsche Variable Series I - Deutsche Core Equity VIP: Class A
DWS Variable Series I - DWS International VIP: Class A	Deutsche Variable Series I - Deutsche International VIP: Class A
GWP-0500